UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	November 13, 2007

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
(Exact name of registrant as specified in its chapter)

NEVADA	000-51787	98-0522960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6130 Elton Avenue, Las Vegas		89107
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(702) 216-0470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( )	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01 Other Events

Effective November 8, 2007, the Registrant became listed on the Frankfurt Stock Exchange (“Frankfurter Wertpapierbörse or FWB”) under the trading symbol “4A1” or International Securities Identifying Number (“ISIN”) US04519C1099.

The FWB is operated by the Deutsche Börse Group and uses the Xetra electronic trading system. It is the largest of the seven German stock exchanges and the proper conduct of its trading and management of Xetra is monitored by the Trading Surveillance Offices, an independent supervisory body. The rules and regulations of the FWB are governed by the Exchange Supervisory Authorities. For more information, please refer to http://deutsche-boerse.com/dbag/dispatch/en/kir/gdb_navigation/about_us.

The Registrant is also listed on the OTCBB under the trading symbol “AEPW”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA ELECTRICAL POWER
INTERNATIONAL GROUP INC.

Date : November 13, 2007	By :	/s/ Yulong Guo
Yulong Guo,
President and CEO